Effective immediately, the sub-sections entitled “Ownership of Fund Shares” and “Other Accounts” in Appendix D entitled “Portfolio Manager(s)” are hereby restated in their entirety as follows, with respect to MFS Global Research Portfolio only:

Ownership of Fund Shares
The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended December 31, 2009. The following dollar ranges apply:

N. None
A. $1 – $10,000
B. $10,001 – $50,000
C. $50,001 – $100,000
D. $100,001 – $500,000
E. $500,001 – $1,000,000
F. Over $1,000,000

N - Because the Fund serves as an underlying investment vehicle for variable annuity and life contracts, the portfolio managers are not eligible to invest directly in the Fund. Therefore, no portfolio manager owned shares of the Fund.

Other Accounts
In addition to the Fund, the Fund’s portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and assets of which, as of the Fund’s fiscal year ended December 31, 2009, were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Michael T. Cantara	1	$167.8 million	0	N/A	0	N/A

* Includes the Fund.